EXHIBIT 99.01
                                                                   -------------

DSL.net

                            545 Long Wharf Drive, 5th floor, New Haven, CT 06511
                                           Tel: 1-877-DSL-NET1 Fax: 203-624-3612
                                           Email: info@dsl.net  Web: www.dsl.net

DSL.net REPORTS SECOND QUARTER 2004 RESULTS:
ADJUSTED EBITDA IMPROVES 57% AND
FREE CASH FLOW IMPROVES 60% FROM YEAR EARLIER

- COMPANY'S COMMON STOCK NOW LISTED ON THE AMERICAN STOCK EXCHANGE -

NEW HAVEN, Conn. - (BUSINESS WIRE), Aug. 5, 2004 - DSL.net, Inc. (AMEX: BIZ), a leading nationwide provider of broadband communications services to businesses, today reported second quarter 2004 financial results.

Revenue for the second quarter of 2004 was $17.7 million, as compared to revenue of $18.1 million for the second quarter of 2003. Revenue for the six months ended June 30, 2004, was $35.5 million, as compared to revenue of $34.9 million for the comparable period in 2003.

The Company generated record gross margin, or revenue less network expense, of $5.7 million for the second quarter of 2004, a 19% improvement over gross margin of $4.8 million for the second quarter of 2003. For the six months ended June 30, 2004, the Company generated record gross margin of $11.4 million, a 19% improvement over gross margin of $9.5 million for the first six months of 2003.

Earnings before interest, taxes, depreciation, amortization, other income (expense) and non-cash stock compensation ("Adjusted EBITDA") for the second quarter of 2004 was negative $1.4 million, a 57% improvement compared to negative $3.2 million for the second quarter of 2003. Adjusted EBITDA for the six months ended June 30, 2004, was negative $4.2 million, a 37% improvement over negative $6.8 million Adjusted EBITDA for the comparable period in 2003.

"Our second quarter results demonstrate our relentless efforts to improve productivity and gross margins," said Kirby G. "Buddy" Pickle, chief executive officer of DSL.net. "We recently achieved two major strategic milestones which we expended considerable time and energy on during the quarter. We gained approval for the listing of our common stock on the American Stock Exchange and we recapitalized DSL.net's outstanding preferred stock. The AMEX listing removes any doubt about our stock trading on a major exchange and the recapitalization simplifies our capital structure and translates into significant improvements to our balance sheet."

Free cash flow (defined as Adjusted EBITDA minus capital expenditures) for the second quarter of 2004 was negative $1.6 million, a 60% improvement over free cash flow of negative $4.1 million for the second quarter of 2003. For the first six months of 2004, free cash flow was negative $4.7 million, a 41% improvement over free cash flow of negative $8.0 million for the comparable 2003 period.

Net loss for the second quarter of 2004, was negative $5.8 million, representing a 33% improvement over net loss of $8.7 million for the second quarter of 2003. For the six months ended June 30, 2004, net loss was $12.9 million, a 28% improvement over net loss of $17.9 million for the comparable 2003 period. On a per share basis, the Company reported a net loss applicable to common stockholders of $0.05 per share for the second quarter of 2004, a 76% improvement compared to $0.20 per share for the comparable 2003 period. For the six months ended June 30, 2004, net loss applicable to common stockholders was $0.13 per share, a 68% improvement compared to $0.40 per share for the comparable 2003 period.

At June 30, 2004, the Company had total assets of $44.2 million, including $6.3 million in cash.

"We are extremely pleased with our financial results for the second quarter of 2004, which reflect substantial improvements in Adjusted EBITDA and free cash flow," said Robert J. DeSantis, chief financial officer of DSL.net. "Our financial performance, combined with the improvements to our capital structure from the recapitalization of our preferred stock and the listing of our common stock on the American Stock Exchange, better position DSL.net to finance our growth initiatives."

DSL.net will host a conference call to discuss results for the second quarter, as well as future plans and expectations, today at 11 a.m. Eastern Time. Interested parties may listen to the live audio webcast of the call by visiting the investor relations section of DSL.net's Web site, www.dsl.net. The call also may be accessed live via telephone by dialing 800-500-0920, confirmation code 6-2-2-8-7-8. For those unable to access the live conference call, an audio replay will be available until 11 p.m., Eastern Time, through the end of the month, by dialing 888-203-1112 and entering code 6-2-2-8-7-8. Investors may also access the call replay by visiting the investor relations section of the Company's Web site.

Financial tables follow this press release. These tables include a reconciliation of non-GAAP measures to the most recent comparable GAAP measures.

ABOUT DSL.NET
DSL.net, Inc. is a leading nationwide provider of broadband communications services to businesses. The Company combines its own facilities, nationwide network infrastructure and Internet Service Provider (ISP) capabilities to provide high-speed Internet access, private network solutions and value-added services directly to small- and medium-sized businesses or larger enterprises looking to connect multiple locations. DSL.net product offerings include T-1, DS-3 and business-class DSL services, virtual private networks

(VPNs), frame relay, Web hosting, DNS management, enhanced e-mail, online data backup and recovery services, firewalls and nationwide dial-up services, as well as integrated voice and data offerings in select markets. For more information, visit www.dsl.net, e-mail info@dsl.net, or call 1-877-DSL-NET1 (1-877-375-6381).

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond DSL.net's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, (i) fluctuations in DSL.net's quarterly operating results, which could adversely affect the price of its common stock; (ii) DSL.net's unproven business model, which may not be successful; (iii) DSL.net's failure to generate sufficient revenue, contain certain discretionary spending, achieve certain other business plan objectives, or obtain additional debt or equity financing could have a material adverse effect on DSL.net's results of operations or financial position; (iv) DSL.net's ability to maintain compliance with AMEX continued listing requirements; (v) regulatory, legislative and judicial developments, which could adversely affect the way DSL.net operates its business; (vi) risks associated with acquisitions, including difficulties in identifying and completing acquisitions, integrating acquired businesses or assets and realizing the revenue, earnings or synergies anticipated from any acquisitions; (vii) competition; (viii) the marketplace's receptiveness to DSL.net's offering of integrated voice and data services; and
(ix) DSL.net's dependence on third-party providers to supply it with local DSL and T-1 facilities in areas where it has not deployed its own equipment. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. DSL.net undertakes no obligation, and disclaims any obligation, to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional information regarding these and other risks faced by DSL.net, see the disclosure contained under "Risk Factors" in DSL.net's Annual Report on Form 10-K for the year ended December 31, 2003, which has been filed with the Securities and Exchange Commission.

DSL.net is a trademark of DSL.net, Inc. Other company names may be trademarks of their respective owners.

Contacts:

            Media:                            Investors:
            Joe Tomkowicz                     Bob DeSantis
            203-782-3885                      203-782-3267
            jtomkowicz@dsl.net                investors@dsl.net
            ------------------                -----------------

                                  DSL.net, Inc.
                            STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                          JUNE 30,                             JUNE 30,
                                                               ------------------------------      ------------------------------
                                                                   2004              2003              2004              2003
                                                               ------------      ------------      ------------      ------------
Revenue, net                                                   $     17,686      $     18,097      $     35,507      $     34,862
                                                               ------------      ------------      ------------      ------------

Operating expenses:
      Network  (excluding $0, $3, $0 and
         $11 of stock compensation, respectively)                    11,946            13,264            24,146            25,343
      Operations (excluding $0, $3, $0 and
         $10 of stock compensation, respectively)                     2,432             2,960             5,621             5,875
      General and administrative (excluding $0, $17, $0 and
         $69 of stock compensation, respectively)                     3,525             3,216             6,452             6,272
      Sales and marketing (excluding $0, $137, $0 and
         $348 of stock compensation, respectively)                    1,179             1,889             3,521             4,122
      Stock compensation                                               --                 160              --                 438
      Depreciation and amortization                                   3,284             4,498             6,602             9,335
                                                               ------------      ------------      ------------      ------------
        Total operating expenses                               $     22,366      $     25,987      $     46,342      $     51,385
                                                               ------------      ------------      ------------      ------------

Operating loss                                                 $     (4,680)     $     (7,890)     $    (10,835)     $    (16,523)

Interest expense, net                                                (1,177)             (847)           (2,159)           (1,411)

Other income (expense), net                                              33                37               107                (9)
                                                               ------------      ------------      ------------      ------------
        Net loss                                               $     (5,824)     $     (8,700)     $    (12,887)     $    (17,943)
                                                               ============      ============      ============      ============

Net loss applicable to common stockholders:
    Net loss                                                   $     (5,824)     $     (8,700)     $    (12,887)     $    (17,943)
    Dividends on preferred stock                                       (420)           (1,050)             (910)           (2,100)
    Accretion of preferred stock, net of issuance costs                (588)           (3,011)           (4,040)           (6,021)
                                                               ------------      ------------      ------------      ------------
    Loss applicable to common stockholders                     $     (6,832)     $    (12,761)     $    (17,837)     $    (26,064)
                                                               ============      ============      ============      ============

Net loss per common share, basic and diluted                   $      (0.05)     $      (0.20)     $      (0.13)     $      (0.40)
                                                               ============      ============      ============      ============

Shares used in computing net loss per share                     144,123,600        65,030,504       140,291,576        64,981,319
                                                               ============      ============      ============      ============

Other data:
  Reconciliation of net loss to adjusted EBITDA & free cash flow:
    Net loss                                                   $     (5,824)     $     (8,700)     $    (12,887)     $    (17,943)
    Add back:
         Interest and other (income) expense, net                     1,144               810             2,052             1,420

         Depreciation and amortization                                3,284             4,498             6,602             9,335
         Stock compensation

                                                                       --                 160              --                 438
                                                               ------------      ------------      ------------      ------------
    Adjusted EBITDA                                                  (1,396)           (3,232)           (4,233)           (6,750)
         Less capital expenditures                                     (251)             (853)             (458)           (1,231)
                                                               ------------      ------------      ------------      ------------
    Free Cash Flow                                             $     (1,647)     $     (4,085)     $     (4,691)     $     (7,981)
                                                               ============      ============      ============      ============

                                  DSL.net, Inc.
                            CONDENSED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                       JUNE  30,    DECEMBER 31,
                                                         2004           2003
                                                      ----------     ----------



Cash and cash equivalents                             $    6,289     $   13,779
Accounts receivable, net of allowances                     7,072          8,054
Other current assets                                       2,250          2,210
                                                      ----------     ----------
       Total current assets                               15,611         24,043
Net property and equipment                                18,687         24,357
Other assets                                               9,932         10,661
                                                      ----------     ----------
Total assets                                          $   44,230     $   59,061
                                                      ==========     ==========

Current liabilities                                       14,198         18,318
Long-term obligations - less current portion               7,585          5,424
Mandatorily redeemable convertible preferred stock        13,188         17,019
Stockholders' equity                                       9,259         18,300
                                                      ----------     ----------

                                                      $   44,230     $   59,061
                                                      ==========     ==========